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                                                                    EXHIBIT 99.4

CUSIP No. 02553D 10 8               Schedule 13D                   Page 8 of 16
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                                   SCHEDULE A

Members of S.H.D.:

        1.     (a)    Name:  Gerard Guez

               (b)    Residence or business address:

                             Fashion Resource, Inc.
                             3251 East Washington Blvd.
                             Los Angeles, California  90023

               (c) Principal occupation or employment and name, principal business and address of where such employment is conducted:

                             Chief Executive Officer
                             Fashion Resource, Inc.
                             3251 East Washington Blvd.
                             Los Angeles, California  90023

               (d)    Citizenship:  USA

        2.     (a)    Name:  Hubert and Roxanne Guez, Co-Trustees of The Guez
                             Family Trust U/D/T December 6, 1996

               (b)    Residence or business address:

                             Azteca Production International
                             5804 E. Slauson
                             City of Commerce, California  90040

               (c) Principal occupation or employment and name, principal business and address of where such employment is conducted:

                             Hubert Guez is the Chief Executive Officer
                             and Roxanne Guez a Vice President of
                             Azteca Production International
                             5804 E. Slauson
                             City of Commerce, California  90040

               (d) Citizenship: Hubert Guez is a citizen of Tunisia; Roxanne Guez is a U.S. citizen.

        3.     (a)    Name:  Todd Kay

               (b)    Residence or business address:

                             Fashion Resource, Inc.
                             3251 East Washington Blvd.
                             Los Angeles, California  90023



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CUSIP No. 02553D 10 8               Schedule 13D                   Page 9 of 16
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               (c)    Principal occupation or employment and name, principal
                      business and address of where such employment is conducted:

                             President
                             Fashion Resource, Inc.
                             3251 East Washington Blvd.
                             Los Angeles, California  90023

               (d)    Citizenship:  USA

        4.     (a)    Name:  Kamel Nacif

               (b)    Residence or business address:

                             231 Edgar Allen Poe
                             Colonia Bolanco
                             Mexico D.F.
                             Mexico 11550

               (c) Principal occupation or employment and name, principal business and address of where such employment is conducted:

                             Executive Officer
                             Textiles KN S.A. de C.V.
                             Calle E Lote 15
                             Parque Industrial 2000
                             Puebla, Puebla
                             Mexico  72220

               (d)    Citizenship:  Mexico

        5.     (a)    Name:  Judy Krupp

               (b)    Residence or business address:

                             5660 Collins Ave., #20A
                             Miami Beach, FL  33140

               (c) Principal occupation or employment and name, principal business and address of where such employment is conducted:

                             Homemaker
                             5660 Collins Ave., #20A
                             Miami Beach, FL  33140

               (d)    Citizenship:  USA



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CUSIP No. 02553D 10 8               Schedule 13D                  Page 10 of 16
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        6.     (a)    Name:  Paul Guez

               (b)    Residence or business address:

                             Azteca Production International
                             5804 E. Slauson
                             City of Commerce, California  90040

               (c) Principal occupation or employment and name, principal business and address of where such employment is conducted:

                             Account Executive
                             Azteca Production International
                             5804 E. Slauson
                             City of Commerce, California  90040

               (d)    Citizenship:  Tunisia

        Paul Guez is also the President and sole executive officer of S.H.D.



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CUSIP No. 02553D 10 8               Schedule 13D                  Page 11 of 16
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                                  EXHIBIT 99.4

                             JOINT FILING STATEMENT
                            Pursuant to Rule 13d-1(f)


The undersigned acknowledge and agree that the foregoing Amendment No. 3 to
Schedule 13D (the "Amended Schedule 13D") is filed on behalf of each of the undersigned. The undersigned acknowledge that each shall be responsible for the timely filing of any required amendments, and for the completeness and accuracy of the information concerning him or it contained in the Amended Schedule 13D or any subsequent amendment filed by or on behalf of him or it, but shall not be responsible for the completeness and accuracy of the information concerning any others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.



Dated:  December 11, 1998                   /s/ PAUL GUEZ
                                            ------------------------------------
                                            Paul Guez



                                            S.H.D. INVESTMENTS, LLC


                                            By:         /s/ PAUL GUEZ
                                                --------------------------------
                                                Name:    Paul Guez
                                                Title:   President